                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                              AMENDMENT NO. 2 to


                                  FORM 8-K/A

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  March 15, 1996

                             BRE PROPERTIES, INC.


------------------------------------------------------------------------------
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Maryland                          0-5305                 94-1722214
-------------------------------  -------------------------  ------------------
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)




One Montgomery Street
Telesis Tower, Suite 2500
San Francisco, California                                 94104-5525

------------------------------------------  ----------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)


                                    (415) 445-6530

------------------------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b) PRO FORMA FINANCIAL INFORMATION

         Included in this amendment is the pro forma financial information required to be filed in connection with the merger of Real Estate Investment Trust of California into the Registrant, which was not available at the time of the filing of the report being amended hereby.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                           BRE PROPERTIES, INC.
                                                                   (Registrant)




Date: April 23, 1997                  /s/LeRoy E. Carlson
      --------------                  -------------------
                                      LeRoy E. Carlson
                                      Executive Vice President,
                                      Chief Financial Officer and Secretary

                             BRE Properties, Inc.

       Preface to Unaudited Pro Forma Condensed Statements of Operations
                   for the Six Months ended January 31, 1996
                       and the Year ended July 31, 1995



On March 15, 1996 (the "Effective Date"), BRE Properties, Inc., a Delaware corporation ("BRE"), and Real Estate Investment Trust of California, a California real estate investment trust ("RCT"), concluded a series of transactions resulting in the merger of RCT with and into BRE (the "Merger") in accordance with the terms and conditions of the Agreement and Plan of Merger, dated October 2, 1995, among BRE on behalf of itself and BRE Properties, Inc., a Maryland corporation and a wholly owned subsidiary of BRE ("BRE Maryland"), RCT and Real Estate Investment Trust of Maryland, a Maryland real estate investment trust, as amended (the "Merger Agreement"). The Merger was unanimously approved by the boards of both companies and by the requisite vote of the shareholders of both.

Under the terms of the Merger Agreement, each share of beneficial interest of RCT ("RCT Merger Shares") issued and outstanding immediately prior to the Merger was converted into the right to receive 0.57 of a share of the Class A Common Stock of BRE Delaware ("BRE Delaware Stock") in a tax-free transaction. In order to effect such conversion, 5,342,218 shares (prior to the 100% stock dividend payable June 27, 1996) of the BRE Delaware Stock were issued to those persons who were holders of RCT Merger Shares (the "RCT Shareholders") immediately prior to the effectiveness of the Merger.

Also on the Effective Date and immediately after the effectiveness of the Merger, BRE changed its state of incorporation from Delaware to Maryland pursuant to a reincorporation merger with and into BRE Maryland (the "Reincorporation Merger"). As a result of the Reincorporation Merger, each share of BRE Delaware Stock issued and outstanding immediately after the Merger and immediately prior to the Reincorporation Merger, including those shares held by the former RCT Shareholders as a result of the Merger, was converted into the right to receive one share of the Common Stock of BRE Maryland in a tax-free transaction.

The following unaudited pro forma statements of operations for BRE are presented as if the Merger had been consummated on August 1, 1994. This data further assumes that BRE was reincorporated in Maryland, distributed at least 95% of its taxable income and met all other requirements to qualify as a REIT and, therefore, incurred no federal or state income tax expense during the period from August 1, 1994 to January 31, 1996. The data also presents the effects of the Amended and Restated Non-Employee Director Stock Option Plan as of August 1,1994. The Merger will be accounted for as an acquisition by BRE under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16. In the opinion of BRE's management, all material adjustments necessary to reflect the effects of these transactions have been made.

The unaudited pro forma statements of operations are presented for comparative purposes only and are not necessarily indicative of what the actual results of operations of BRE would have been for the periods presented had the Merger occurred on those dates, nor do they purport to represent the results for future periods. The unaudited pro forma condensed statements of operations should be read in conjunction with, and are qualified in their entirety by, the respective historical financial statements and notes thereto of BRE and RCT.

                             BRE Properties, Inc.

             Unaudited Pro Forma Condensed Statement of Operations

                       Six Months ended January 31, 1996




                                                         BRE                 RCT              Pro Forma
                                                      Historical          Historical            Merger              BRE as
                                                         (A)                  (B)             Adjustments          Adjusted
                                               ------------------------------------------------------------------------------
                                                     (Unaudited)          (Unadudited)


(Dollars in thousands, except per share data)
Revenues:
   Rental                                                $32,305             $16,491                 $  -           $48,796
   Interest and other                                      1,489                 662                    -             2,151
                                               ------------------------------------------------------------------------------
Total revenue                                             33,794              17,153                    -            50,947
                                               ------------------------------------------------------------------------------

Expenses:
   Real estate expenses                                   11,322               5,818                  147 (D)        17,287
   Depreciation and amortization                           3,947               2,747                   67 (E)         6,761
   Interest expense                                        4,273               3,507                 (77) (F)         7,703
   General and administrative                              1,773                 429                (649) (G)         1,553
                                               ------------------------------------------------------------------------------
   Total expenses                                         21,315              12,501                (512)            33,304
                                               ------------------------------------------------------------------------------

Income before gain on sales of investments                12,479               4,652                  512            17,643
Net gain (loss) on sales of investments                    (899)               9,378                    -             8,479
                                               ------------------------------------------------------------------------------
Net income                                               $11,580             $14,030                 $512           $26,122
                                               ------------------------------------------------------------------------------

Net income per share                                       $1.05                                                      $1.60
                                               ------------------                                               -------------

Weighted average shares outstanding (H)                   10,996                   -                    -            16,353


[Footnotes appear on following pages]

                               BRE Properties, Inc.

               Unaudited Pro Forma Condensed Statement of Operations

                             Year ended July 31, 1995



                                                         BRE                 RCT              Pro Forma
                                                      Historical          Historical            Merger              BRE as
                                                         (A)                  (C)             Adjustments          Adjusted
                                               ------------------------------------------------------------------------------
                                                     (Audited)            (Unadudited)


(Dollars in thousands, except per share data)
Revenues:
   Rental                                                $60,158             $32,050                 $  -           $92,208
   Interest and other                                      2,436               1,360                    -             3,796
                                               ------------------------------------------------------------------------------
Total revenues                                            62,594              33,410                    -            96,004
                                               ------------------------------------------------------------------------------

Expenses:
   Real estate expenses                                   19,643              10,234                  326 (D)        30,203
   Depreciation and amortization                           7,658               5,059                  124 (E)        12,841
   Interest expense                                        7,117               6,836                (196) (F)        13,757
   General and administrative                              4,991               1,013              (1,296) (G)         4,708
                                               ------------------------------------------------------------------------------
Total expenses                                            39,409              23,142              (1,042)            61,509
                                               ------------------------------------------------------------------------------

Income before gain on sales of investments                23,185              10,268               1,042             34,495
Net gain on sales of investments                           2,370                   -                   -              2,370
Provision for possible investment losses                 (2,000)                   -                   -            (2,000)
                                               ------------------------------------------------------------------------------
Net income                                               $23,555             $10,268              $1,042            $34,865
                                               ------------------------------------------------------------------------------

Net income per share                                       $2.15                                                      $2.14
                                               ------------------                                               -------------
                                               ------------------                                               -------------

Weighted average shares outstanding (H)                   10,941                   -                    -            16,264


[Footnotes appear on following pages]

                             BRE Properties, Inc.

             Unaudited Pro Forma Condensed Statement of Operations
                         Pro Forma Merger Adjustments


(A)  Historical operating results of BRE for the periods indicated.

(B) Historical operating results of RCT for the six months ended January 31, 1996 (to correspond to BRE's year-to-date results for the period ending January 31, 1996).

(C) Historical operating results of RCT for the twelve-month period from August 1, 1994 to July 31, 1995 (to correspond to BRE's fiscal year ended July 31, 1995).

(D)  Net increase in real estate expenses as a result of the Merger as follows:


                                                                      SIX MONTHS
                                                                         ENDED            YEAR ENDED
                                                                      ----------          ----------
Property management fees paid to outside firms by BRE                   $  (740)          $  (1,450)
Labor and related costs from internalization of property
  management which would have been incurred by BRE                           356                 713
Elimination of amortization of prepaid leasing commissions
  eliminated by purchase accounting                                         (39)                (77)
Cost of additional earthquake insurance for RCT properties                   85                 170
Unit enhancement costs (for items such as carpets and
  draperies) capitalized by RCT which would have been
  expensed under BRE's accounting policy                                     425                 850
Property tax increase due to California Proposition 13
  reassessments of RCT properties acquired by BRE                             60                 120
                                                                      ----------          ----------
Pro forma adjustment                                                      $  147              $  326
                                                                      ----------          ----------
                                                                      ----------          ----------


The foregoing data constitutes forward-looking information. Certain of the pro forma adjustments are based on operating synergies and other cost savings expected to be realized from the Merger. The cost and timing of integrating the operations of the two companies are contingencies which are not fully within the control of Management. Accordingly, it cannot be estimated with any certainty as to when the expected cost savings will be realized, and there may be differences between the expected savings and the actual results, which differences could be material.

                                BRE Properties, Inc.

             Unaudited Pro Forma Condensed Statement of Operations
                   Pro Forma Merger Adjustments (continued)


(E) Increase in depreciation charges due to recording the properties acquired from RCT at BRE's purchase price, and the related depreciation utilizing an estimated useful life of 40 years and a cost basis of approximately $259 million (allocated 80% to buildings and improvements in accordance with BRE's accounting policies), as follows:


                                                                      SIX MONTHS
                                                                         ENDED            YEAR ENDED
                                                                      ----------          ----------
Pro forma depreciation expense on cost of depreciable assets
  acquired                                                             $  2,814            $  5,183
Less: RCT historical depreciation                                        (2,747)             (5,059)
                                                                      ----------          ----------
                                                                              67                 124
                                                                      ----------          ----------
                                                                      ----------          ----------


(F)  Decrease in interest expense as follows:



                                                                      SIX MONTHS
                                                                         ENDED            YEAR ENDED
                                                                      ----------          ----------
Elimination of amortization of loan fees included in interest expense related to deferred loan fees eliminated by
  purchase accounting                                                      $  77              $  196
                                                                      ----------          ----------
Pro forma adjustment                                                       $  77              $  196
                                                                      ----------          ----------
                                                                      ----------          ----------


                             BRE Properties, Inc.

             Unaudited Pro Forma Condensed Statement of Operations
                   Pro Forma Merger Adjustments (continued)


(G) Net general and administrative cost savings derived from the actual historical costs for those items which are expected to be eliminated or reduced as a result of the Merger, the internalization of property management for BRE multifamily and commercial investments, and the changes in the BRE Amended and Restated Non-Employee Director Stock Option Plan, as follows:


                                                                      SIX MONTHS
                                                                         ENDED            YEAR ENDED
                                                                      ----------          ----------
Costs related to internal property management charged to
  real estate expenses above                                              $  185              $  369
Professional fees                                                             54                 108
Elimination of RCT's corporate office                                        100                 200
Salaries and benefits                                                         82                 165
Trustees' fees                                                                60                 119
Franchise taxes (assumed reincorporation in Maryland)                         75                 150
Shareholder reporting                                                         38                  75
Other                                                                         55                 110
                                                                      ----------          ----------
Pro forma adjustment                                                      $  649            $  1,296
                                                                      ----------          ----------
                                                                      ----------          ----------

(H)  Share amounts shown do not include the effect of the 100% stock dividend payable June 27, 1996.


The foregoing data constitutes forward-looking information. Certain of the pro forma adjustments are based on operating synergies and other cost savings expected to be realized from the Merger. The cost and timing of integrating the operations of the two companies are contingencies which are not fully within the control of Management. Accordingly, it cannot be estimated with any certainty as to when the expected cost savings will be realized, and there may be differences between the expected savings and the actual results, which differences could be material.

                             BRE Properties, Inc.

            Preface to Unaudited Pro Forma Condensed Balance Sheet

                               January 31, 1996


The following unaudited pro forma condensed balance sheet is presented as if the Merger had been consummated on January 31, 1996. The Merger will be accounted for as an acquisition by BRE under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16. In the opinion of BRE's management, all material adjustments necessary to reflect the effects of this transaction have been made as explained in the notes to the condensed balance sheet.

The unaudited pro forma condensed balance sheet is presented for comparative purposes only and is not necessarily indicative of what the actual financial position of BRE would have been at January 31, 1996, nor does it purport to represent the future financial position of BRE. The unaudited pro forma condensed balance sheet should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of BRE and RCT.

                             BRE Properties, Inc.

                  Unaudited Pro Forma Condensed Balance Sheet

                               January 31, 1996


                                                         BRE                 RCT              Pro Forma
                                                      Historical          Historical            Merger              BRE as
                                                         (A)                  (C)             Adjustments          Adjusted
                                               ------------------------------------------------------------------------------

Assets
  Equity investments in real estate, net                $321,552            $191,221              $68,975 (C)      $581,748
  Other assets, including cash                            34,936              15,910              (4,897) (C)
                                                                                                    (942) (C)
                                                                                                  (2,781) (D)        42,226
                                               ------------------------------------------------------------------------------
Total assets                                            $356,488            $207,131              $60,355          $623,974
                                               ------------------------------------------------------------------------------

Liabilities
Accounts payable and other liabilities                     3,494               2,419                2,300 (C)         8,213
Mortgages and other notes payable                        112,176              91,712                    -           203,888
                                               ------------------------------------------------------------------------------
Total liabilities                                        115,670              94,131                2,300           212,101
                                               ------------------------------------------------------------------------------

Shareholders' equity
Common shares                                                109                   -                   54 (E)           163
Additional paid-in capital                               212,246             116,140               57,642 (E)
                                                                                                  (2,781) (D)       383,247
Distributions less than/(in excess of)
    earnings and realized gain on sales of
    properties                                            28,463             (3,140)                3,140 (E)        28,463
                                               ------------------------------------------------------------------------------
Total shareholders' equity                               240,818             113,000               58,055           411,873
                                               ------------------------------------------------------------------------------
Total liabilities and shareholders' equity              $356,488            $207,131              $60,355          $623,974
                                               ------------------------------------------------------------------------------


[Footnotes appear on following pages]

                             BRE Properties, Inc.

                  Unaudited Pro Forma Condensed Balance Sheet
                         Pro Forma Merger Adjustments


(A)  Historical Balance Sheet of BRE as of January 31, 1996.

(B)  Historical Balance Sheet of RCT as of January 31, 1996.

(C) Adjustments to record the assets acquired and liabilities assumed in the Merger in accordance with the purchase method of accounting, based upon a purchase price of $275.2 million, which assumes a value of $32.54 per share (prior to the 100% stock dividend payable June 27, 1996) of BRE Common Stock issued as consideration, as follows:



                                                                                       Purchase
                                                                                         Price
                                                               Prior Basis             Adjustment               Total
                                                             ----------------------------------------------------------
Issuance of shares of BRE Common Stock                               $  -             $  173,836           $  173,836
Assumption of mortgage and other notes payable                     91,712                      -               91,712
Other liabilities assumed or incurred                               2,419                  2,300                4,719
Property acquisition costs, including title, legal and
  environmental due diligence                                           -                  4,897                4,897
                                                             ----------------------------------------------------------
Basis in acquired assets                                        $  94,131             $  181,033              275,164

Less historical cost of $207,131 net of $942 of unamortized
  leasing costs and loan fees eliminated by purchase
  accounting                                                                                                 (206,189)
                                                                                                          -------------
Excess of basis in net assets acquired over historical cost                                                 $  68,975
                                                                                                          -------------
                                                                                                          -------------
Composition of pro forma adjustment:

  Equity investment in real estate, net                                                                     $  68,975
  Payment of property acquisition costs
    (assumed paid on merger date)                                                                             (4,897)
  Other liabilities incurred                                                                                  (2,300)
  Elimination of unamortized leasing costs and loan fees                                                        (942)
                                                                                                          -------------
Net equity resulting from acquisition                                                                       $  60,836
                                                                                                          -------------


(D) Adjustment to record payment of $2,781 of the costs of stock issuance charged to equity.

                             BRE Properties, Inc.

                  Unaudited Pro Forma Condensed Balance Sheet
                   Pro Forma Merger Adjustments (continued)


(E) Adjustments to BRE capital accounts to record the issuance of 5,342,218 shares of BRE Common Stock at $32.54 per share (prior to the 100% stock dividend payable June 27, 1996), in exchange for all of the outstanding RCT Shares.


                                                                              Distributions
                                                Common       Paid-In          in Excess of
                                                Shares       Capital            Earnings            Total
                                            -----------------------------------------------------------------
Issuance of BRE Common Stock                      $  54     $  173,782                $  -        $  173,836
RCT Shares                                            -      (116,140)               3,140         (113,000)
                                            -----------------------------------------------------------------
                                                  $  54     $   57,642            $  3,140            60,836
                                            ----------------------------------------------

Less: costs of stock issuance                                                                        (2,781)
                                                                                                -------------
Net adjustment to shareholders' equity                                                             $  58,055
                                                                                                -------------
